SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:	July 15, 2010

(Date of earliest event reported):	July 15, 2010

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065-8068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 15, 2010, CNA Financial Corporation, a 90% owned subsidiary of the registrant, issued a press release announcing that its principal property and casualty insurance subsidiaries (the “CNA Insurers”) have entered into a Master Transaction Agreement with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway Inc., pursuant to which, at closing the CNA Insurers will transfer their legacy asbestos and environmental pollution liabilities to NICO.  The closing of this transaction is subject to the receipt of required regulatory approvals and the satisfaction of other closing conditions, and is expected to occur in the third quarter of 2010. CNA’s press release is furnished as Exhibit 99.1 to this Form 8-K.

The registrant expects to recognize an after-tax loss of approximately $340 million upon the closing of the transactions contemplated by the Master Transaction Agreement.

The information under Item 7.01 in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

This Report includes statements which relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes”, “expects”, “intends”, “anticipates”, “estimates”, and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by the registrant, CNA or the CNA Insurers and include the satisfaction of the conditions to closing, including receipt of regulatory approvals, and whether the contemplated transaction will close, whether the other parties to the contemplated transaction will fully perform their obligations to the CNA Insurers, the uncertainty in estimating loss reserves for asbestos and environmental pollution claims and the possible continued exposure of the CNA Insurers to liabilities for asbestos and environmental pollution claims. For a detailed description of other risks and uncertainties affecting the registrant, CNA and the CNA Insurers, please refer to the registrant’s filings with the Securities and Exchange Commission, available at www.loews.com.

Any forward-looking statements made in this Report (including the exhibits hereto) are made as of the date of this Report. Further, the registrant does not have any obligation to update or revise any forward-looking statement contained in this Report, even if the registrant’s expectations or any related events, conditions or circumstances change.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit Reference
Number	Exhibit Description

99.1	CNA Financial Corporation press release, issued July 15, 2010, relating to the Master Transaction Agreement with NICO described above (furnished pursuant to Item 7.01 of this Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: July 15, 2010	By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President
General Counsel
and Secretary